UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2022

First US Bancshares, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3291 U.S. Highway 280

Birmingham, Alabama 35243

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (205) 582-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FUSB	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§230.405 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2022, the Board of Directors (the “Board”) of First US Bancshares, Inc. (the “Company”) adopted certain amendments to the Amended and Restated Bylaws of the Company (as amended, the “Bylaws”), effective on such date. Capitalized terms used and not defined in this Current Report on Form 8-K shall have the meanings ascribed to them in the Bylaws. The changes to the Bylaws include the following:

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Article 2, Section 2.1 (Stockholders – Place of Meetings). This section has been revised to explicitly authorize holding both annual and special meetings of stockholders by means of remote communication, as permitted under the General Corporation Law of the State of Delaware (the “DGCL”). The default place of the meeting has been amended to be the principal executive office of the Company, wherever such office is located.

•
Article 2, Section 2.3 (Stockholders – Special Meetings). This section has been revised to specify additional requirements for a stockholder’s request that the Company hold a special meeting of stockholders. The Secretary of the Company will call a special meeting following the receipt of one or more written demands from stockholders of record that meet certain requirements, including that the stockholder(s) must deliver a written request to the Secretary setting forth the business to be conducted, among other information. A special meeting must be held within ninety (90) days after the request to call such special meeting is received by the Secretary, but the Company is not required to hold the meeting if the business has already been addressed or is not proper for stockholder action or if the request did not comply with applicable law.

•
Article 2, Section 2.4 (Stockholders – Notice of Meetings). This section has been revised to clarify that meetings may be held by means of remote communication and removes the provision specifying how notice may be delivered or waived, which has been moved to Article 9 of the Bylaws.

•
Article 2, Section 2.5 (Stockholders – Record Dates). This section has been updated to reflect Section 213 of the DGCL, which sets forth the procedure for fixing record dates when determining stockholders (i) who are entitled to notice of and to vote at stockholders’ meetings and adjournments and (ii) who are entitled to receive dividends and for all other purposes.

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Article 2, Section 2.6 (Stockholders – Voting List). This section has been revised to reflect updated Section 219(a) of the DGCL, which no longer requires the Company to make the stockholder list available for inspection during a stockholders’ meeting.

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Article 2, Section 2.8 (Stockholders – Adjournment of Meeting). This section has been revised to account for adjournment of virtual meetings and reflects updated Section 222(c) of the DGCL, which expands the circumstances under which an adjourned meeting can be reconvened without the Company having to send out a new meeting notice.

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Article 2, Section 2.9 (Stockholders – Proxies). This section has been revised to reflect updated Section 116 of the DGCL, which includes a safe harbor for the execution and delivery by electronic transmission of documents relating to a stockholder’s authorization of another person to act for the stockholder by proxy.

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Article 2, Section 2.11 (Stockholders – Voting by Ballot). This section has been revised to require voting solely by written ballot.

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Article 2, Section 2.12 (Stockholders – Voting of Shares by Certain Holders). This section has been updated to incorporate by reference applicable sections of the DGCL.

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Article 2, Section 2.14 (Stockholders – Conduct of Stockholder Meetings). This section has been revised to clarify that the Board, in addition to the chairman, may adopt procedural rules and regulations for stockholders’ meetings. This section further clarifies that the chairman of a meeting may take all actions appropriate for the proper conduct of such meeting.

•
Article 2, Section 2.15 (Stockholders – Advance Notice of Stockholder Nominations and Proposals for Business). This section adds an advance notice provision that requires a stockholder to give adequate notice to the Company of any nominations of persons for the election of directors and other business to be brought by such stockholder before stockholders’ meetings. The advance notice provision sets forth certain time periods and informational requirements for a stockholder to make director nominations and propose other business, as well as providing for certain procedural mechanics in connection with such nominations and proposals for other business. Additionally, a stockholder delivering a nomination notice pursuant to the advance notice provision must fully comply with Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, upon request, must deliver to the Company, no later than five (5) business days prior to the meeting, reasonable evidence that the stockholder has satisfied Rule 14a-19(a)(3) under the Exchange Act. The procedural requirements of Section 2.15 do not affect the rights of stockholders to present a proposal at a stockholders’ meeting in compliance with Rule 14a-8 under the Exchange Act and request inclusion of such proposal in the Company’s proxy statement.

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Article 3, Section 3.2 (Board of Directors – Number; Qualifications). This section has been revised to clarify that all director nominees must provide the information required by Section 2.15(b)(v) of the Bylaws.

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Article 3, Section 3.3 (Board of Directors – Election; Term of Office). This section has been revised to clarify that directors may be elected at a special stockholders’ meeting called for such purpose. This section further clarifies that directors shall be elected by a plurality vote of the shares represented at the meeting and entitled to vote in the election of directors.

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Article 3, Section 3.10 (Board of Directors – Notice of Meetings). This section has been revised to remove the specific procedure by which notice of any special meeting may be waived, which is set forth in Article 9 of the Bylaws.

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Article 3, Section 3.15 (Board of Directors – Chairman of the Board). This section has been moved from Article 4 (“Officers”) to Article 3 (“Board of Directors”) to reflect that the Chairman is not necessarily an executive position.

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Article 4 (Officers), Sections 4.5, 4.6, 4.7 and 4.9. These sections have been revised to clarify which officers may sign certificates for shares of the Company and clarify that such issuances must be authorized by a resolution of the Board.

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Article 4, Section 4.8 (Officers – Treasurer). This section has been revised to allow for the President of the Company, in addition to the Board, to assign duties to the Treasurer.

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Article 8, Section 8.3 (Adoption, Amendment, and Repeal of Bylaws – Conflict with Applicable Law or Certificate of Incorporation). This section has been added to clarify that where the Bylaws conflict with any applicable law or the Certificate of Incorporation, the conflict is to be resolved in favor of such law or the Certificate of Incorporation.

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Article 9, Section 9.2 (Notices – Waiver of Notice). This section has been revised in order to consolidate provisions relating to waiver of notice of meetings of stockholders or the Board and in order to clarify that the right to notice of a meeting is not waived where a stockholder or director attends a meeting for the express purpose of objecting to the transaction of business because the meeting is not properly called or convened. This section also indicates that the waiver of notice of a special meeting of the Board need not state the purpose for which the meeting was called or the business to be transacted.

In addition, certain non-substantive language and conforming changes and other technical edits and updates were made to the Bylaws. The preceding discussion of the amendments to the Company’s Bylaws is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
3.1	Amended and Restated Bylaws of First US Bancshares, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2022	FIRST US BANCSHARES, INC.

	By:	/s/ James F. House
	Name:	James F. House
President and Chief Executive Officer